UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 7, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (Exact name of registrant as specified in its charter)


    Virginia                          001-14043                       65-0736120
   (State or other                  (Commission                 (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
   organization)


                        1675 Palm Beach Lakes Boulevard
                         West Palm Beach, Florida                        33401
                    (Address of principal executive offices)          (Zip Code)

                                 (561) 682-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On October 7, 1999, Ocwen Financial Corporation, a Florida corporation ("Ocwen Financial"), completed the acquisition of Ocwen Asset Investment Corp., a Virginia corporation ("OAC"), in accordance with the Agreement of Merger (the "Merger Agreement") dated as of July 25, 1999 among Ocwen Financial, Ocwen Acquisition Company, a Virginia corporation and an indirect wholly-owned subsidiary of Ocwen Financial ("Acquisition Sub"), and OAC and the related plan of merger (the "Plan of Merger").

         Pursuant to the terms of the Merger Agreement and the Plan of Merger, Acquisition Sub was merged with and into OAC (the "Merger"), whereupon the separate corporate existence of Acquisition Sub ceased and OAC continued as the surviving corporation.

         Under the terms of the Merger Agreement, each outstanding share (other than those held by Ocwen Financial and its wholly-owned subsidiaries) of common stock, par value $.01 per share, of OAC was converted into the right to receive
0.71 of a share of Ocwen Financial's common stock, par value $.01 per share.

         The other information required by this item has been previously reported by OAC and is included or incorporated by reference in the Joint Proxy Statement dated August 27, 1999 of Ocwen Financial and OAC (the "Proxy Statement") relating to the Special Meeting of Shareholders of OAC held on October 7, 1999.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)      Financial Statements of Businesses Acquired.  Not applicable.

    (b)      Pro Forma Financial Information.  Not applicable.

    (c)      Exhibits.

    2.1 Agreement of Merger dated as of July 25, 1999 among Ocwen Financial, Acquisition Sub and OAC (incorporated by reference to Exhibit 2.1 to Ocwen Financial's Current Report on Form 8-K dated July 25, 1999).

    2.2 Plan of Merger among Ocwen Financial, Acquisition Sub and OAC (incorporated by reference to Annex II to the Proxy Statement).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  OCWEN ASSET INVESTMENT CORP.


DATE:  October 12, 1999                           By: /s/ Mark S. Zeidman
                                                  ------------------------------
                                                       Mark S. Zeidman
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.     Description
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2.1             Agreement  of  Merger  dated as of July  25,  1999  among  Ocwen
                Financial, Acquisition Sub and OAC (incorporated by reference to
                Exhibit 2.1 to Ocwen Financial's Current Report on Form 8-K dated July 25, 1999).

2.2 Plan of Merger among Ocwen Financial, Acquisition Sub and OAC (incorporated by reference to Annex II to the Proxy Statement).

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